Bluestone Acquisition	12 Months Ended
Dec. 31, 2012
Bluestone Acquisition
Bluestone Acquisition

(5) Bluestone Acquisition

        On December 1, 2010, the Company, through a newly formed subsidiary of Antero Appalachian, Antero Resources Bluestone LLC, acquired 100% of the interests in Bluestone Energy Partners (BEP), a general partnership which owned approximately 96 producing wells and 37,250 acres of unproved leaseholds in the Appalachian Basin.

        The following table summarizes the consideration paid for the BEP partnership interests and the amounts of the assets acquired and liabilities assumed (in millions).

Consideration:
Cash	$96.2
I-5 and B-6 units (3,814,392 each) in Antero Resources LLC	97.0

Total fair value of consideration transferred	$193.2

Acquisition related costs (included in operating expenses in the Company's statement of operations for the year ended December 31, 2011)	$2.5
Fair values of identifiable assets acquired and liabilities assumed:
Current assets	$17.2
Oil and gas properties:
Producing properties	50.7
Undeveloped leases	206.3
Other	4.3
Other long-term assets	9.3
Current liabilities	(7.0)
Long term liabilities	(26.2)
Deferred tax liabilities	(61.4)

Net assets acquired	$193.2

        The fair value of property and equipment and other long-term assets was determined using Level 3 inputs. Deferred tax liabilities were calculated by applying the estimated effective tax rate to the difference between the fair value of the assets acquired and their tax basis. The Company's I-5 and B-6 units, representing additional membership interests issued as part of the consideration, were recorded based on their estimated fair value of $97.0 million on the acquisition date, using Level 3 inputs. There was no contingent consideration given as part of the purchase price.